Exhibit 10.1

THE SECURITIES REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER COUNTRY, AND MAY NOT BE OFFERED, SOLD TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

                              CONVERTIBLE DEBENTURE
No.

Total Principal Amount: $75,000                               Date July 19, 2007

FOR VALUE RECEIVED, the undersigned, American Soil Technologies, Inc., a Nevada corporation (the "Company"), hereby promises to pay to the order of Norma L. Minna located at 14150 Enadia Way, Van Nuys, CA 91405 or assigns (the "Holder"), in lawful money of the United States of America, and in immediately payable funds, the principal sum of seventy five thousand dollars ($75,000), with interest thereon, both before and after default until paid, at the rate of ten percent (10%) per annum, upon the terms and conditions set forth herein. The Holder may agree to accept interest payments in Common Shares.

     1. MATURITY DATE/INTEREST PAYMENTS. The Company shall pay to the Holder monthly interest payments in cash with the first payment due on August 18, 2007. Upon conversion of this Debenture as allowed in this Agreement, all accumulated but unpaid interest shall be extinguished. This Debenture shall mature and all principal and accrued interest shall be fully due and payable by the Company to Holder on July 18, 2009 the "Maturity Date"). Interest shall be computed on the actual days in a year and the actual number of days elapsed.

     2. CONVERTIBILITY. This Debenture may be converted by the Holder at any time beginning upon execution of this Debenture and ending upon the Maturity Date at a conversion rate of one (1) share of Company Common Stock (the "Shares") per an amount equal to the closing price of the stock on the day immediately preceding the date of this Debenture. The conversion rate for this
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debenture is nineteen cents per share ($0.19). No accrued interest will be paid upon conversion. The Shares to be issued upon conversion shall not be subject to any liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims of any other party whatsoever. Company shall use its best efforts to expeditiously file with and have declared effective by the Securities and Exchange Commission a registration statement in an appropriate form to register the Shares issuable upon conversion of this Debenture to ensure that Company will have freely tradable stock available to Holder in the event Holder elects to convert this Debenture to Shares.

     3. WARRANT. The Holder shall have the right for value received, subject to the terms and conditions set forth in the Warrant Agreement attached hereto as Exhibit A, to purchase, shares of common stock of the Company (the "Warrant Shares") upon exercise at a purchase price of thirty cents ($0.30 ) per share (the "Warrant Price"). Said Warrant Shares shall be the same amount as the number of shares that may be converted

     4. PREPAYMENT. The Company may prepay this Debenture prior to the Maturity Date and prior to the receipt of a conversion election, in whole or in part, at any time.

     5. TRANSFERABILITY. This Debenture shall be freely transferable by the Holder provided such transfer is in compliance with applicable federal and state securities laws.

     6. TERMINATION. Holder may terminate funding this Debenture immediately upon the occurrence of any of the following events:

     a.   Bankruptcy of the Company;

     b. Serious violations (SEC, Reporting, or other) that would adversely affect the Company's publicly traded stock; or

     c. A prohibition against selling Company product(s) (polymer) in the United States.

     7. DEFAULT. In the event of the Company's failure to pay the principal and interest due hereunder within ten (10) days following the Maturity Date, Holder shall have the option, by written notice to the Company, to declare the unpaid principal amount due to Holder, together with all accrued interest thereon, immediately due and payable. In the event Company fails to cure the default within twenty (20) days of the date of receipt of the written notice by Holder, Holder may pursue any legal remedy available to Holder.

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
     8. NOTICES. Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notice shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the fifth business day after the date of mailing. The Parties shall give written notice of any change of address to each other.

     9. INVESTOR STATUS. By providing the principal amount(s) set forth in this Debenture, Holder acknowledges and certifies that this Debenture represents a highly speculative investment and that Holder's personal financial situation is such that (i) Holder can afford to hold the Debenture for an indefinite period of time and to sustain a complete loss of this investment, and (ii) Holder has adequate means of providing for Holder's current needs and possible contingencies and has no need for liquidity in this investment in the Company. By virtue of Holder's knowledge and experience in financial and business matters, Holder is capable of evaluating the merits and risks of an investment in the securities.

     Holder, if a corporation, partnership, trust or other form of business entity, (i) is authorized and otherwise duly qualified to purchase and hold the Debenture, (ii) has obtained such additional tax and other advice that it has deemed necessary, and (iii) has not been formed for the specific purpose of acquiring the Debenture.

     Holder consents to the affixing by the Company of such legends on certificates representing the securities as any applicable federal or state securities law may require from time to time. Holder further acknowledges and certifies that in evaluating the suitability of an investment in the Company, Holder has relied on Holder's own independent investigations and has not relied upon any representations or other information (whether oral or written) from the Company, and its officers, directors, agents, employees or representatives. Holder acknowledges that in making the decision to invest in the Company, Holder has, prior to any purchase of the securities, been given the information on the Company, its business, and its financials, had access and opportunity to examine this offer, and had an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this offering. Holder has been furnished with access to all publicly available materials relating to the business, finances, and operations of the Company and material relating to the offer and sale of the securities, which have been requested. Holder has received complete and satisfactory answers to any such inquiries. Holder acknowledges that Holder has not received any formal disclosure document regarding this investment, and Holder is an accredited investor as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended.

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
     10. GOVERNING LAW. This Debenture shall be governed by and construed and interpreted in accordance with the laws of the state of California applicable to contracts made and to be performed entirely therein, without giving effect to the rules and conflicts of law.

     11. ATTORNEYS FEES. In the event of default by the Company requiring the Holder or any assignee thereof to refer this Debenture to an attorney for collection, the Company agrees to pay all reasonable costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

     12. MODIFICATION. This Debenture may be modified or amended only by an agreement in writing signed by the party against whom the agreement is sought to be enforced.

     13. CONFORMITY WITH LAW. All agreements between the Company and Holder are expressly limited, so that in no event or contingency whatsoever, whether by reason of the advancement of the proceeds of this Debenture, acceleration of maturity of the unpaid principal balance, or otherwise, shall the amount paid or agreed to be paid to Holder of this Debenture for the use, forbearance, or detention of the money to be advanced under this Debenture exceed the highest lawful rate permissible under applicable usury laws. If, under any circumstances whatsoever, fulfillment of any provision of this Debenture or any other agreement pertaining hereto, after timely performance of such provision is due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction deems applicable, then, ipso facto, the obligations to be fulfilled shall be reduced to the limit of such validity, and if, under any circumstances whatsoever, Holder shall ever receive as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall be applied to the reduction of the unpaid principal balance under this Debenture and not to the payment of interest, or, if such excessive interest exceeds the unpaid balance of principal under this Debenture, such excess shall be refunded to Company. This provision shall control every other provision of all agreements between Company and Holder.

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
     IN WITNESS WHEREOF, the Company and Holder have executed this Debenture as of July 19, 2007.

                                       American Soil Technologies, Inc.
                                       a Nevada corporation


                                       BY: /s/ Carl P. Ranno
                                          -----------------------------
                                            Carl P. Ranno
                                       ITS: President/CEO


                                       The Holder


                                       /s/ Norma L. Minna
                                       --------------------------------
                                       Norma L. Minna


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
                                    EXHIBIT A

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                         AMERICAN SOILTECHNOLOGIES, INC.

WARRANT

Dated: July 19, 2007


     AMERICAN SOILTECHNOLOGIES, INC., a Nevada corporation (the "Company"), hereby certifies that, for value received, Norma L. Minna ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of One Hundred Thousand (100,000) shares of common stock, $.001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to Thirty Cents ($0.30) per share, within three (3) years of the date hereof. Said underlying shares shall have "piggy back" registration rights.

1. DURATION AND EXERCISE OF WARRANTS.
(a) This Warrant shall be exercisable on any business day before 6:30 P.M., Phoenix time, after the date hereof including the Expiration Date of July 18, 2010. At 6:30 P.M., California time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

2. PURCHASE OF THE WARRANT. Upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth below and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 5 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i)

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
either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

"Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

3. PIGGYBACK REGISTRATION RIGHTS. The Holder is granted rights of registration in that said warrant shall be included in the Company's next registration. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

4. RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder. The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

5. PAYMENT OF EXERCISE PRICE. The Holder shall pay the Exercise Price in cash.

6. MISCELLANEOUS.

(a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b) Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right,

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
remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

(c) The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

AMERICAN SOILTECHNOLOGIES, INC.                  Norma L. Minna


By /s/ Carl P. Ranno                             By /s/ Norma L. Minna
  -----------------------------                    -----------------------------
       Carl P. Ranno                               Norma L. Minna
Title: President/CEO

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
                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To _______________________.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.001 value per share, of AMERICAN SOILTechnologies, Inc. (the "Common Stock") encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

PLEASE INSERT SOCIAL SECURITY OR
TAX IDENTIFICATION NUMBER

         -------------------------------

         -------------------------------
         (Please print name and address)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a letter evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated:            ,                     Name of Holder:

                                        (Print) __________________________

                                        (By) _____________________________


                                        The Holder

                                        /s/ Norma L. Minna
                                        ----------------------------------
                                        Norma L. Minna

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